UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      July 5, 2006
Atlantic Coast Entertainment Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-110484	54-2131349

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Sands Hotel & Casino
Indiana Avenue and Brighton Park, 9th Floor
Atlantic City, New Jersey	08401

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (609) 441-4633
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events
Suspension of Casino Operations in Atlantic City, New Jersey.
As a result of an executive order issued by the Governor of New Jersey declaring a state of emergency due to the State’s failure to adopt a budget, the New Jersey Casino Control Commission (the “Commission”) ordered all wagering activities to cease at Atlantic City casinos commencing at 8:00 am on July 5, 2006. Atlantic Coast Entertainment Holdings Inc. (the “Company”), has complied with the Commissions order. The Company will resume casino operations as soon as it is permitted to do so.
[remainder of page intentionally left blank; signature page follows]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Denise Barton

Name:	Denise Barton
Title:	Vice President, Chief Financial Officer, and Principal Accounting Officer
Dated: July 5, 2006